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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

August 29, 2002
Date of Report (Date of earliest event reported)

WEIDER NUTRITION INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation)	333-12929 (Commission File Number)	87-0563574 (IRS Employer Identification Number)
2002 South 5070 West Salt Lake City, Utah (Address of principal executive offices)	84104-4726 (Zip Code)

(801) 975-5000
(Registrant's telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.

        On August 29, 2002, the Registrant filed its Annual Report on Form 10-K for the fiscal year ended May 31, 2002 (the "Form 10-K") with the Securities and Exchange Commission. In connection with the filing of the Form 10-K, the Registrant has provided to the Securities and Exchange Commission the certifications below, as required by 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002:

Certification of Chief Executive Officer

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Weider Nutrition International, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that:

  (i)
  the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended May 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

  (ii)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: August 29, 2002	/s/ BRUCE J. WOOD Bruce J. Wood President and Chief Executive Officer

        The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Certification of Chief Financial Officer

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Weider Nutrition International, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that:

  (i)
  the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended May 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

  (ii)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: August 29, 2002	/s/ JOSEPH W. BATY Joseph W. Baty Executive Vice President and Chief Financial Officer

        The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WEIDER NUTRITION INTERNATIONAL, INC.
By:	/s/ JOSEPH W. BATY
Name:	Joseph W. Baty
Title:	Executive Vice President and Chief Financial Officer

Date: August 29, 2002

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  Item 9. Regulation FD Disclosure.
Certification of Chief Executive Officer
Certification of Chief Financial Officer
SIGNATURES